Exhibit 10.7
LEASEHOLD ACQUISITION AGREEMENT
     This LEASEHOLD ACQUISITION AGREEMENT (the “Agreement”) is made this April 1, 2005, by and between Trey Resources, Inc., an Oklahoma corporation (“Trey”), and COG Oil & Gas LP, a Texas limited partnership (“COG”), as follows:
     WHEREAS, Navigator Oil & Minerals, Inc. (“NOM”) has assigned to Trey an undivided 25% interest (the “Subject Interest”) in the oil and gas leases described on Exhibit “A” hereto (the “Leases”) and in the lands described therein (the “Lands”);
     WHEREAS, Trey has the right to operate all oil and gas drilling and other activities on the Leases (the “Operating Rights”); and
     WHEREAS, Trey has agreed hereby to sell, assign and convey to COG and COG has agreed hereby to purchase and accept the Subject Interest in the Leases and the Operating Rights subject to the terms of this Agreement.
     NOW THEREFORE, for and in consideration of the agreement and terms contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Trey and COG agree as follows:
1.	Purchase and Sale. Trey agrees to sell, transfer, convey and deliver, and COG agrees to purchase and receive, the Subject Interest in the Leases and the Operating Rights, as of and effective April 1, 2005 (the “Effective Date”)

2.	Purchase Price. COG shall pay Trey $400 per Net Leasehold Acre (defined below) comprising the Subject Interest in the Leases and Lands, or $2,474,400; provided that if COG determines and demonstrates in the future to Trey’s reasonable satisfaction that the Subject Interest in the Leases is subject to a Defect (defined below), Trey shall promptly, but in any event within thirty (30) days, reimburse COG $400 for each Net Leasehold Acre subject to a Defect or shall within such time period cure any such Defect to COG’s reasonable satisfaction. As used herein, “Net Leasehold Acre” means an acre of land subject to one of the Leases, proportionately reduced to the extent that Trey owns less than the entire undivided leasehold estate in such land and/or such Lease covers less than the entire mineral estate. As used herein, “Defect” means (a) the Subject Interest in the Leases and Lands conveyed to COG pursuant hereto comprises less than a total of 24,744.41 Net Leasehold Acres; (b) the Subject Interest in the Leases or Lands is subject to any (i) claim, demand, liability, circumstance, condition, requirement, or obligation which is reasonably expected to materially burden, impair or diminish the ownership, development, operation or value thereof after the Effective Date, (ii) preferential right to purchase or consent to assignment provision, or (iii) mortgage, lien, security interest or encumbrance (other than a proportionate share of the 2% overriding royalty interest conveyed by NOM to Trey); (c) any Lease is subject to a joint operating agreement or similar agreement regarding operations; or (d) Trey owns and has conveyed hereunder to COG less than a 75% net revenue interest with respect to its interest in any of the Leases.

3.	Assignment. The assignment of the Subject Interest in the Leases from Trey to COG shall be made pursuant to a Partial Assignment of Oil and Gas Leases in the form attached hereto as Exhibit “A”.

4.	Future Interests. Trey hereby assigns to COG any rights it has or may have at any time to acquire any additional or other interests in the Leases, Lands or the AMI (defined below) from NOM or any other party, “AMI” means the lands and Area of Mutual Interest described in that certain Letter Agreement dated October 1, 2004, among Trey, NOM and RPC Operating Inc., as amended by that certain Letter Agreement dated December 15, 2004 among such parties.

5.	Operations. COG may transfer the Operating Rights to its sole General Partner, COG Operating LLC.

6.	Governing Law. This Agreement and any documents delivered pursuant hereto shall be governed by the laws of the State of Texas, without giving effect to principles of conflicts of law that would result in the application of the laws of another jurisdiction. Venue for any proceeding in connection with this Agreement shall be in a court of competent jurisdiction located in Midland County, Texas.

7.	Entire Agreement. This Agreement and the documents to be executed hereunder, and the exhibits attached hereto constitute the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof. No supplement, amendment, alteration, modification or waiver of this Agreement shall be binding unless executed in writing by the parties and specifically referencing this Agreement.
Executed as of the date first above written.

Trey Resources, Inc.

By: /s/ David M. Thomas III

David M. Thomas III
President

COG Oil & Gas LP by COG Operating LLC, its general partner

By:	/s/ David W. Copeland

David W. Copeland
Vice President

EXHIBIT “A”

THE STATE OF TEXAS	§
§
COUNTRY OF CULBERSON & REEVES	§
PARTIAL ASSIGNMENT OF OIL AND GAS LEASES
     WHEREAS, TREY RESOURCES, INC., an Oklahoma corporation, of P. O. Box 50272, Midland, Texas 79710, is the present owner and holder of an undivided twenty-five percent (25%) interest in the Oil and Gas Leases described in Exhibit “A” which is attached hereto and made a part hereof.
     NOW, THEREFORE, for and in consideration of Ten Dollars (and other good and valuable consideration) the receipt of which is hereby acknowledged, TREY RESOURCES, INC. (hereinafter referred to as “Assignor”) does hereby bargain, sell, transfer, assign and convey unto COG OIL & GAS LP, 550 W. Texas, Suite 1300, Midland, Texas 79701 (hereinafter referred to as “Assignee”) an undivided twenty-five percent (25%) interest in and to the Oil and Gas Leases described in Exhibit “A” (hereinafter referred to as the “Leases”).
     This Assignment is made and accepted subject to a proportionate part of (i) all of the terms, conditions, covenants and obligations contained in the Leases, and (ii) that certain 2% overriding royalty interest assigned by Navigator Oil & Minerals, Inc. to Trey Resources, Inc. pursuant to Assignment of Overriding Royalty Interest dated effective April 1, 2005.
     This Assignment is made subject to the terms of that certain Leasehold Acquisition Agreement dated April 1, 2005, between Assignor and Assignee.
     Assignor agrees to warrant and forever defend the title to the leasehold interests herein conveyed to Assignee, its successors and assigns forever, against any person whomsoever claiming or to claim the same or any party thereof by, through or under Assignor, but not otherwise.
     The terms and conditions of this Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.
     IN WITNESS WHEREOF, this instrument is executed and effective this 1st day of April, 2005.

TREY RESOURCE, INC.
By:	/s/ David M. Thomas III
David M. Thomas III
President

THE STATE OF TEXAS	§
§
COUNTY OF MIDLAND	§
     This instrument was acknowledged before me on the ____ day of April, 2005, by David M. Thomas III, President of TREY RESOURCES, INC., an Oklahoma corporation, on behalf of said corporation.

Notary Public — State of Texas

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

						RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000142-00A	Maria L. Tamez, dealing in her sole and separate property	Navigator Oil & Minerals, Inc.	717.40 acres, being All Section 34, Block 60, Twp. 5, Culberson Co., Texas.	717.40	239.1333	October 6, 2004	83 Oil-Gas/ 777

42-109-000142-00B	Peggy Close, dealing in her sole and separate property	Navigator Oil & Minerals, Inc.	717.40 acres, being All Section 34, Block 60, Two. 5, Culberson Co., Texas.	717.40	239.1333	October 6, 2004	83 Oil-Gas/ 780

42-109-000142-00C	Henry L. Hook, dealing in his sole and separate property	Navigator Oil & Minerals, Inc.	717.40 acres, being All Section 34, Block 60, Twp. 5, Culberson Co., Texas.	717.40	239,1333	October 6, 2004	83 Oil-Gas/ 783

42-109-000143-00A	Dell Shettie, a widow	Navigator Oil & Minerals, Inc.	Block 60, TWP. 7, T&P R.R. Co. Survey	10,983.15	306.6200	October 6, 2004	84 Oil-Gas/ 179
			Section 24: All, 596.00 acres, more or less
			Block 91, Public School Land Survey
			Section 12: All, 640 acres, more or less.
			Section 16: All, 652.72 acres, more or less.
			Section 17: N/2, 326.58 acres, more or less.
			Section 17: S/2, 326.58 acres, more or less.
			Section 20: W/2, 326.23 acres, more or less.
			Section 22: All, 651.57 acres, more or less.
			Section 23: All, 651.11 acres, more or less.
			Block 60, Public School Land Survey
			Section 8: W/2, S/E 4,480 acres, more or less.
			Section 16: S/2, NW/4,S/2 NE/4, 560 acres, more or less
			Section 17: All, 640 acres, more or less.
			Section 18: All, 640 acres, more or less.
			Block 89, Public School Land Survey
			Section 2: All, 640 acres, more or less.
			Section 3: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 11: All, 640 acres, more or less.
			Section 22: All, 652.36 acres, more or less.
			Block 61, Public School Land Survey
			Section 23: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000143-00B	Ray Kesey, dealing in his sole and separate property	Navigator Oil & Minerals, Inc.	Block 60, TWP. 7. T6P R.R. Co. Survey	10,983.15	613.24	October 29, 2004	83 Oil-Gas/ 786
			Section 24: All, 596.00 acres, more or less
			Block 91, Public School Land Survey
			Section 12: All, 640 acres, more or less.
			Section 16: All, 652.72 acres, more or less.
			Section 17: N/2, 326.58 acres, more or less.
			Section 17: S/2, 326.58 acres, more or less.
			Section 20: W/2,326.23 acres, more or less.
			Section 22: All, 651.57 acres, more or less.
			Section 23: All, 651.11 acres, more or less.
			Block 60. Public School Land Survey
			Section 8: W/2, S/E 4, 480 acres, more or less.
			Section 16: S/2, NW/4,S/2 NE/4, 560 acres, more or less
			Section 17: All, 640 acres, more or less.
			Section 18: All, 640 acres, more or less.
			Block 89. Public School Land Survey
			Section 2: All, 640 acres, more or less.
			Section 3: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 11: All, 640 acres, more or less.
			Section 22: All, 652.36 acres, more or less.
			Block 61, Public School Land Survey
			Section 23: All, 640 acres, more or less.
			Section 24: Ail, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000143-00C	Roy Whiteside, dealing in his sole and separate property	Navigator Oil & Minerals, Inc.	Block 60, TWP. 7, T&P R.R. Co. Survey	10,983.15	1,226.8900	October 6, 2004	84 Oil-Gas/ 182
			Section 24: All, 596.00 acres, more or less
			Block 91, Public School Land Survey
			Section 12: All, 640 acres, more or less.
			Section 16: All, 652.72 acres, more or less.
			Section 17: N/2, 326.58 acres, more or less.
			Section 17: S/2, 326.58 acres, more or less.
			Section 20: W/2, 326.23 acres, more or less.
			Section 22: All, 651.57 acres, more or less.
			Section 23: All, 651.11 acres, more or less.
			Block 60, Public School Land Survey
			Section 8: W/2, S/E 4, 480 acres, more or less.
			Section 16: S/2, NW/4,S/2 NE/4, 560 acres, more or less
			Section 17: All, 640 acres, more or less.
			Section 18: All, 640 acres, more or less.
			Block 89, Public School Land Survey
			Section 2: All, 640 acres, more or less.
			Section 3: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 11: All, 640 acres, more or less.
			Section 22: All, 652.36 acres, more or less.
			Black 61, Public School Land Survey
			Section 23: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000143-00D	C. J. Kesey, dealing in his sole and separate property	Navigator Oil & Minerals, Inc.	Block 60, TWP. 7, T&P R.R. Co. Survey	10,983.15	613.2400	November 3, 2004	84 Oil-Gas/ 267
			Section 24: All, 596.00 acres, more or less
			Block 91, Public School Land Survey
			Section 12: All, 640 acres, more or less.
			Section 16: All, 652.72 acres, more or less.
			Section 17: N/2, 326.58 acres, more or less.
			Section 17: S/2, 326.58 acres, more or less.
			Section 20: W/2, 326.23 acres, more or less.
			Section 22: All, 651.57 acres, more or less.
			Section 23: All, 651,11 acres, more or less.
			Block 60, Public School Land Survey
			Section 8: W/2, S/E 4, 480 acres, more or less.
			Section 16: S/2, NW/4,S/2 NE/4, 560 acres, more or less.
			Section 17: All, 640 acres, more or less.
			Section 18: All, 640 acres, more or less.
			Block 89, Public School Land Survey
			Section 2: All, 640 acres, more or less.
			Section 3: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 11: All, 640 acres, more or less.
			Section 22: All, 652.36 acres, more or less.
			Block 61, Public School Land Survey
			Section 23: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000143-00E	Wells Fargo Bank, N.A., Trustee (Bourg)	Navigator Oil & Minerals, Inc.	Block 60, TWP. 7, T&P R.R. Co. Survey	10,983.15	122.6500	December 14, 2004	85 Oil-Gas/ 751
			Section 24: All, 596.00 acres, more or less
			Block 91, Public School Land Survey
			Section 12: All, 640 acres, more or less.
			Section 16: All, 652.72 acres, more or less.
			Section 17: N/2, 326.58 acres, more or less.
			Section 17: S/2, 326.58 acres, more or less.
			Section 20: W/2, 326.23 acres, more or less.
			Section 22: All, 651.57 acres, more or less.
			Section 23: All, 651.11 acres, more or less.
			Block 60, Public School Land Survey
			Section 8: W/2, S/E 4,480 acres, more or less.
			Section 16: S/2, NW/4, S/2 NE/4, 560 acres, more or less
			Section 17: All, 640 acres, more or less.
			Section 18: All, 640 acres, more or less.
			Block 89, Public School Land Survey
			Section 2: All, 640 acres, more or less.
			Section 3: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 11: All, 640 acres, more or less.
			Section 22: All, 652.36 acres, more or less.
			Block 61, Public School Land Survey
			Section 23: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less,
			Culberson County, Texas

4/1/2005
Trey-AOG L-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000143-00G	Steven G. Shaddock	Navigator Oil & Minerals, Inc.	Block 60, TWP. 7, T&P R.R. Co. Survey	10,983.15	0.0000	December 4, 2004	85 Oil-Gas/ 729
			Section 24: All, 596.00 acres, more or less
			Block 91, Public School Land Survey
			Section 12: All, 640 acres, more or less.
			Section 16: All, 652.72 acres, more or less.
			Section 17: N/2, 326.58 acres, more or less.
			Section 17: S/2, 326.58 acres, more or less.
			Section 20: W/2, 326.23 acres, more or less.
			Section 22: All, 651.57 acres, more or less.
			Section 23: All, 651.11 acres, more or less.
			Block 60, Public School Land Survey
			Section 8: W/2, S/E 4, 480 acres, more or less.
			Section 16: S/2, NW/4,S/2 NE/4, 560 acres, more or less
			Section 17: All, 640 acres, more or less.
			Section 18: All, 640 acres, more or less.
			Block 89, Public School Land Survey
			Section 2: All, 640 acres, more or less.
			Section 3: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 11: All, 640 acres, more or less.
			Section 22: All, 652.36 acres, more or less.
			Block 61, Public School Land Survey
			Section 23: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000143-00H	McCulliss Resources Co., Inc.	Navigator Oil & Minerals, Inc.	Block 60, TWP, 7, T&P R.R. Co. Survey	10,983.15	0.0000	December 4, 2004	85 Oil-Gas/ 734
			Section 24: All, 596.00 acres, more or less
			Block 91, Public School Land Survey
			Section 12: All, 640 acres, more or less.
			Section 16: All, 652.72 acres, more or less.
			Section 17: N/2, 326.58 acres, more or less.
			Section 17: S/2, 326.58 acres, more or less.
			Section 20: W/2, 326.23 acres, more or less.
			Section 22; All, 651.57 acres, more or less.
			Section 23: All, 651.11 acres, more or less.
			Block 60, Public School Land Survey
			Section 8: W/2, S/E 4, 480 acres, more or less.
			Section 16: S/2, NW/4,S/2 NE/4, 560 acres, more or less.
			Section 17: All, 640 acres, more or less.
			Section 18: All, 640 acres, more or less.
			Block 89, Public School Land Survey
			Section 2: All, 640 acres, more or less.
			Section 3: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 11: All, 640 acres, more or less.
			Section 22: All, 652.36 acres, more or less.
			Block 61, Public School Land Survey
			Section 23: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000143-00I	George G. Vaught, Jr.	Navigator Oil & Minerals, Inc.	Block 60, TWP. 7, T&P R.R. Co. Survey	10,983.15	0.0000	December 4, 2004	85 Oil-Gas/ 724
			Section 24: All, 596.00 acres, more or less
			Block 91, Public School Land Survey
			Section 12: All, 640 acres, more or less.
			Section 16: All, 652.72 acres, more or less.
			Section 17: N/2, 326.58 acres, more or less.
			Section 17: S/2, 326.58 acres, more or less.
			Section 20: W/2, 326.23 acres, more or less.
			Section 22: All, 651.57 acres, more or less.
			Section 23: All, 651.11 acres, more or less.
			Block 60, Public School Land Survey
			Section 8: W/2, S/E 4, 480 acres, more or less.
			Section 16: S/2, NW/4,S/2 NE/4, 560
			acres, more or less
			Section 17: All, 640 acres, more or less.
			Section 18: All, 640 acres, more or less.
			Block 89, Public School Land Survey
			Section 2: All, 640 acres, more or less.
			Section 3: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 11: All, 640 acres, more or less.
			Section 22: All, 652.36 acres, more or less.
			Block 61, Public School Land Survey
			Section 23: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000143-00J	Charles A. Weinacht	Navigator Oil & Minerals, Inc.	Block 60, TWP. 7, T&P R.R. Co. Survey	10,983.15	613.24	December 4, 2004	85 Oil-Gas/ 719
			Section 24: All, 596.00 acres, more or less
			Block 91, Public School Land Survey
			Section 12: All, 640 acres, more or less.
			Section 16: All, 652,72 acres, more or less.
			Section 17: N/2, 326.58 acres, more or less.
			Section 17: S/2, 326.58 acres, more or less.
			Section 20: W/2, 326,23 acres, more or less.
			Section 22: All, 651.57 acres, more or less.
			Section 23: All, 651.11 acres, more or less.
			Block 60, Public School Land Survey
			Section 8: W/2, S/E 4, 480 acres, more or less.
			Section 16: S/2, NW/4,S/2 NE/4, 560 acres, more or less
			Section 17: All, 640 acres, more or less.
			Section 18: All, 640 acres, more or less.
			Block 89, Public School Land Survey
			Section 2: All, 640 acres, more or less.
			Section 3: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 11: All, 640 acres, more or less.
			Section 22: All, 652.36 acres, more or less.
			Block 61, Public School Land Survey
			Section 23: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000143-00K	Bottom Investment Co., LTD	Navigator Oil & Minerals, Inc.	Block 60, TWP, 7, T&P R.R. Co. Survey	10,983.15	204.41	December 14, 2004	85 Oil-Gas/ 860
			Section 24: All, 596.00 acres, more or less
			Block 91, Public School Land Survey
			Section 12: All, 640 acres, more or less.
			Section 16: All, 652.72 acres, more or less.
			Section 17: N/2, 326.58 acres, more or less.
			Section 17: S/2, 326.58 acres, more or less.
			Section 20: W/2, 326.23 acres, more or less.
			Section 22: All, 651.57 acres, more or less.
			Section 23: All, 651.11 acres, more or less.
			Block 60, Public School Land Survey
			Section 8: W/2, S/E 4, 480 acres, more or less.
			Section 16: S/2, NW/4,S/2 NE/4, 560 acres, more or less
			Section 17: All, 640 acres, more or less.
			Section 18: All, 640 acres, more or less.
			Block 89, Public School Land Survey
			Section 2: All, 640 acres, more or less.
			Section 3: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 11: All, 640 acres, more or less.
			Section 22: All, 652.36 acres, more or less.
			Block 61, Public School Land Survey
			Section 23: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000143-00L	Victoria Trading Co., L.L.C.	Navigator Oil & Minerals, Inc.	Block 60, TWP. 7, T&P R.R. Co. Survey	10,983.15	204.41	December 14, 2004	85 Oil-Gas/ 748
			Section 24: All, 596.00 acres, more or less
			Block 91, Public School Land Survey
			Section 12: All, 640 acres, more or less.
			Section 16: All, 652.72 acres, more or less.
			Section 17: N/2, 326.58 acres, more or less.
			Section 17: S/2, 326.58 acres, more or less.
			Section 20: W/2, 326.23 acres, more or less.
			Section 22: All, 651.57 acres, more or less.
			Section 23: All, 651.11 acres, more or less.
			Block 60, Public School Land Survey
			Section 8: W/2, S/E 4, 480 acres, more or less.
			Section 16: S/2, NW/4,S/2 NE/4, 560 acres, more or less
			Section 17: All, 640 acres, more or less.
			Section 18: All, 640 acres, more or less.
			Block 89, Public School Land Survey
			Section 2: All, 640 acres, more or less.
			Section 3: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 11: All, 640 acres, more or less.
			Section 22: All, 652.36 acres, more or less.
			Block 61, Public School Land Survey
			Section 23: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000143-00M	Joe B. Pritchett	Navigator Oil & Minerals, Inc.	Block 60, TWP. 7, T&P R.R. Co. Survey	10,983.15	204.41	December 14, 2004	85 Oil-Gas/ 745
			Section 24: All, 596.00 acres, more or less
			Block 91, Public School Land Survey
			Section 12: All, 640 acres, more or less.
			Section 16: All, 652.72 acres, more or less.
			Section 17: N/2, 326.58 acres, more or less.
			Section 17: S/2, 326.58 acres, more or less.
			Section 20: W/2, 326.23 acres, more or less.
			Section 22: All, 651.57 acres, more or less.
			Section 23: All, 651.11 acres, more or less.
			Block 60, Public School Land Survey
			Section 8: W/2, S/E 4, 480 acres, more or less.
			Section 16: S/2, NW/4,S/2 NE/4, 560 acres, more or less
			Section 17: All, 640 acres, more or less.
			Section 18: All, 640 acres, more or less.
			Block 89, Public School Land Survey
			Section 2: All, 640 acres, more or less.
			Section 3: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 11: All, 640 acres, more or less.
			Section 22: All, 652.36 acres, more or less.
			Block 61, Public School Land Survey
			Section 23: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000143-00N	Fred P. Armstrong, et ux Ingrid U. Armstrong	Navigator Oil & Minerals, Inc.	Block 60, TWP. 7, T&P R.R. Co. Survey	10,983.15	102.2067	January 24, 2005	86 Oil-Gas/ 358
			Section 24: All, 596.00 acres, more or less.
			Block 91, Public School Land Survey
			Section 12: All, 640 acres, more or less.
			Section 16: All, 652.72 acres, more or less.
			Section 17: N/2, 326.58 acres, more or less.
			Section 17: S/2, 326.58 acres, more or less.
			Section 20: W/2, 326.23 acres, more or less.
			Section 22: All, 651.57 acres, more or less.
			Section 23: All, 651.11 acres, more or less.
			Block 60, Public School Land Survey
			Section 8: W/2, S/E4, 480 acres, more or less.
			Section 16: S/2, NW/4,S/2 NE/4, 560 acres, more or less.
			Section 17: All, 640 acres, more or less.
			Section 18: All, 640 acres, more or less.
			Block 89, Public School Land Survey
			Section 2: All, 640 acres, more or less.
			Section 3: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 11: All, 640 acres, more or less.
			Section 22: All, 652.36 acres, more or less.
			Block 61, Public School Land Survey
			Section 23: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000143-00O	Quentin Cole Armstrong	Navigator Oil & Minerals, Inc.	Block 60, TWP. 7, T&P R.R. Co. Survey	10,983.15	102.2067	January 24, 2005	86 Oil-Gas/351
			Section 24: All, 596.00 acres, more or less.
			Block 91, Public School Land Survey
			Section 12: All, 640 acres, more or less.
			Section 16: All, 652.72 acres, more or less.
			Section 17: N/2, 326.58 acres, more or less.
			Section 17: S/2, 326.58 acres, more or less.
			Section 20: W/2, 326.23 acres, more or less.
			Section 22: All, 651.57 acres, more or less.
			Section 23: All, 651.11 acres, more or less.
			Block 60, Public School Land Survey
			Section 8: W/2, S/E 4, 480 acres, more or less.
			Section 16: S/2, NW/4,S/2 NE/4, 560 acres, more or less.
			Section 17: All, 640 acres, more or less.
			Section 18: All, 640 acres, more or less.
			Block 89, Public School Land Survey
			Section 2: All, 640 acres, more or less.
			Section 3: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 11: All, 640 acres, more or less.
			Section 22: All, 652.36 acres, more or less.
			Block 61, Public School Land Survey
			Section 23: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000143-00P	Betty B. Armstrong	Navigator Oil & Minerals, Inc.	Block 60, TWP. 7, T&P R.R. Co. Survey	10,983.15	51.1000	February 16, 2005	86 Oil-Gas/805
			Section 24: All, 596.00 acres, more or less.
			Block 91, Public School Land Survey
			Section 12: All, 640 acres, more or less.
			Section 16: All, 652.72 acres, more or less.
			Section 17: N/2, 326.58 acres, more or less.
			Section 17: S/2, 326.58 acres, more or less.
			Section 20: W/2, 326.23 acres, more or less.
			Section 22: All, 651.57 acres, more or less.
			Section 23: All, 651.11 acres, more or less.
			Block 60, Public School Land Survey
			Section 8: W/2, S/E 4, 480 acres, more or less.
			Section 16: S/2, NW/4,S/2 NE/4, 560 acres, more or less.
			Section 17: All, 640 acres, more or less.
			Section 18: All, 640 acres, more or less.
			Block 89, Public School Land Survey
			Section 2: All, 640 acres, more or less.
			Section 3: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 11: All, 640 acres, more or less.
			Section 22: All, 652.36 acres, more or less.
			Block 61, Public School Land Survey
			Section 23: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000143-00Q	David Brian Armstrong	Navigator Oil & Minerals, Inc.	Block 60, TWP. 7, T&P R.R. Co. Survey	10,983.15	12.7800	February 16, 2005	86 Oil-Gas/812
			Section 24: All, 596.00 acres, more or less.
			Block 91, Public School Land Survey
			Section 12: All, 640 acres, more or less.
			Section 16: All, 652.72 acres, more or less.
			Section 17: N/2, 326.58 acres, more or less.
			Section 17: S/2, 326.58 acres, more or less.
			Section 20: W/2, 326.23 acres, more or less.
			Section 22: All, 651.57 acres, more or less.
			Section 23: All, 651.11 acres, more or less.
			Block 60, Public School Land Survey
			Section 8: W/2, S/E 4, 480 acres, more or less.
			Section 16: S/2, NW/4,S/2 NE/4, 560 acres, more or less.
			Section 17: All, 640 acres, more or less.
			Section 18: All, 640 acres, more or less.
			Block 89, Public School Land Survey
			Section 2: All, 640 acres, more or less.
			Section 3: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 11: All, 640 acres, more or less.
			Section 22: All, 652.36 acres, more or less.
			Block 61, Public School Land Survey
			Section 23: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000143-00R	Weldon Scott Armstrong	Navigator Oil & Minerals, Inc.	Block 60, TWP. 7, T&P R.R. Co. Survey	10,983.15	12.7800	February 18, 2005	86 Oil-Gas/819
			Section 24: All, 596.00 acres, more or less.
			Block 91, Public School Land Survey
			Section 12: All, 640 acres, more or less.
			Section 16: All, 652.72 acres, more or less.
			Section 17: N/2, 326.58 acres, more or less.
			Section 17: S/2, 326.58 acres, more or less.
			Section 20: W/2, 326.23 acres, more or less.
			Section 22: All, 651.57 acres, more or less.
			Section 23: All, 651.11 acres, more or less.
			Block 60, Public School Land Survey
			Section 8: W/2, S/E 4, 480 acres, more or less.
			Section 16: S/2, NW/4,S/2 NE/4, 560 acres, more or less.
			Section 17: All, 640 acres, more or less.
			Section 18: All, 640 acres, more or less.
			Block 89, Public School Land Survey
			Section 2: All, 640 acres, more or less.
			Section 3: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 11: All, 640 acres, more or less.
			Section 22: All, 652.36 acres, more or less.
			Block 61, Public School Land Survey
			Section 23: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co.. Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000143-00S	John Cole Armstrong	Navigator Oil & Minerals, Inc.	Block 60, TWP. 7, T&P R.R. Co. Survey	10,983.15	12.7800	February 16, 2005	86 Oil-Gas/826
			Section 24: All, 596.00 acres, more or less
			Block 91, Public School Land Survey
			Section 12: All, 640 acres, more or less.
			Section 16: All, 652.72 acres, more or less.
			Section 17: N/2, 326.58 acres, more or less.
			Section 17: S/2, 326.58 acres, more or less.
			Section 20: W/2, 326.23 acres, more or less.
			Section 22: All, 651.57 acres, more or less.
			Section 23: All, 651.11 acres, more or less.
			Block 60, Public School Land Survey
			Section 8: W/2, S/E 4, 480 acres, more or less.
			Section 16: S/2, NW/4,S/2 NE/4, 560 acres, more or less.
			Section 17: All, 640 acres, more or less.
			Section 18: All, 640 acres, more or less.
			Block 89, Public School Land Survey
			Section 2: All, 640 acres, more or less.
			Section 3: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 11: All, 640 acres, more or less.
			Section 22: All, 652.36 acres, more or less.
			Block 61, Public School Land Survey
			Section 23: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000143-00T	April Armstrong Perez	Navigator Oil & Minerals, Inc.	Block 60, TWP. 7, T&P R.R. Co. Survey	10,983.15	12.7800	February 17, 2005	86 Oil-Gas/833
			Section 24: All, 596.00 acres, more or less
			Block 91, Public School Land Survey
			Section 12: All, 640 acres, more or less.
			Section 16: All, 652.72 acres, more or less.
			Section 17: N/2, 326.58 acres, more or less.
			Section 17: S/2, 326.58 acres, more or less.
			Section 20: W/2, 326.23 acres, more or less.
			Section 22: All, 651.57 acres, more or less.
			Section 23: All, 651,11 acres, more or less.
			Block 60, Public School Land Survey
			Section 8: W/2, S/E 4, 480 acres, more or less.
			Section 16: S/2, NW/4,S/2 NE/4, 560 acres, more or less
			Section 17: Alt, 640 acres, more or less.
			Section 18: All, 640 acres, more or less.
			Block 89, Public School Land Survey
			Section 2: All, 640 acres, more or less.
			Section 3: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 11: All, 640 acres, more or less.
			Section 22: All, 652.36 acres, more or less.
			Block 61, Public School Land Survey
			Section 23: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less.
			Culberson County, Texas

42-109-000144-00A	Louise Andrews Galbraith, dealing in her sole and separate property	Navigator Oil & Minerals, Inc.	Block 60, TWP. 5, Texas & Pacific Railroad Survey Section 32: All Culberson County, Texas	717.40	17.9350	October 6, 2004	84 Oil-Gas/792

42-109-000144-00B	Benjamin Andrews, IV, dealing in his sole and separate property	Navigator Oil & Minerals, Inc.	Block 60, TWP. 5, Texas & Pacific Railroad Survey Section 32: All Culberson County, Texas	717.40	358.7000	November 5, 2004	84 Oil-Gas/795

42-109-000144-00C	Barbara Andrews Bila, dealing in her sole and separate property	Navigator Oil & Minerals, Inc.	Block 60, TWP. 5, Texas & Pacific Railroad Survey Section 32: All Culberson County, Texas	717.40	17.9350	November 3, 2004	84 Oil-Gas/798

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000144-00D	Barbara C. Andrews, dealing in her sole and separate property	Navigator Oil & Minerals, Inc.	Block 60, TWP. 5, Texas & Pacific Railroad Survey Section 32: All Culberson County, Texas	717.40	44.8375	October 6, 2004	84 Oil-Gas/801

42-109-000144-00E	William Ben Andrews, dealing in his sole and separate property	Navigator Oil & Minerals, Inc.	Block 60, TWP. 5, Texas & Pacific Railroad Survey Section 32: All Culberson County, Texas	717.40	134.5125	October 6, 2004	84 Oil-Gas/804

42-109-000144-00F	John Armour, dealing in his sole and separate property	Navigator Oil & Minerals, Inc.	Block 60, TWP. 5, Texas & Pacific Railroad Survey Section 32: All Culberson County, Texas	717.40	89.6750	November 5, 2004	85 OiI-Gas/593

42-109-000144-00G	James Andrews, dealing in his sole and separate property	Navigator Oil & Minerals, Inc.	Block 60, TWP. 5, Texas & Pacific Railroad Survey Section 32: All Culberson County, Texas	717.40	17.9400	December 9, 2004	85 Oil-Gas/590

42-109-000144-00H	Carol Andrews Ray, dealing in her sole and separate property	Navigator Oil & Minerals, Inc.	Block 60, TWP. 5, Texas & Pacific Railroad Survey Section 32: All Culberson County, Texas	717.40	17.9350	November 3, 2004	86 Oil-Gas/14

42-109-000145-00A	Mignon Rachal Pearson	Navigator Oil & Minerals, Inc.	Block 60, Public School Land Survey	9,445.00	616.98	December 8, 2004	85 Oil-Gas/770
			Section 20: All, 640 acres, more or less.
			Section 21: All, 640 acres, more or less.
			Section 26: All, 640 acres, more or less.
			Section 27: All, 640 acres, more or less.
			Section 32: All, 640 acres, more or less.
			Section 34: All, 640 acres, more or less.
			Section 35: All, 640 acres, more or less.
			Section 36: All, 640 acres, more or less.
			Section 37: All, 640 acres, more or less.
			Section 38: All, 640 acres, more or less.
			Section 45: All, 640 acres, more or less.
			Section 47: All, 640 acres, more or less.
			Section 48: All, 640 acres, more or less.
			Block 90, Public School Land Survey
			Section 1: All, 441 acres, more or less.
			Section 2: All, 684 acres, more or less.

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000145-00B	Margaret Rachal Measday	Navigator Oil & Minerals, Inc.	Block 60, Public School Land Survey	9,445.00	616.98	December 8, 2004	85 Oil-Gas/ 775
			Section 20: All, 640 acres, more or less.
			Section 21: All, 640 acres, more or less.
			Section 26: All, 640 acres, more or less.
			Section 27: All, 640 acres, more or less.
			Section 32: All, 640 acres, more or less.
			Section 34: All, 640 acres, more or less.
			Section 35: All, 640 acres, more or less.
			Section 36: All, 640 acres, more or less.
			Section 37: All, 640 acres, more or less.
			Section 38: All, 640 acres, more or less.
			Section 45: All, 640 acres, more or less.
			Section 47: All, 640 acres, more or less.
			Section 48: All, 640 acres, more or less.
			Block 90, Public School Land Survey
			Section 1: All, 441 acres, more or less.
			Section 2: All, 684 acres, more or less.

42-109-000145-00C	Corinne B. Simpler	Navigator Oil & Minerals, Inc.	Block 60, Public School Land Survey	9,445.00	25,71	December 8, 2004	85 Oil-Gas/ 976
			Section 20: All, 640 acres, more or less.
			Section 21: All, 640 acres, more or less.
			Section 26: All, 640 acres, more or less.
			Section 27: All, 640 acres, more or less.
			Section 32: All, 640 acres, more or less.
			Section 34: All, 640 acres, more or less.
			Section 35: All, 640 acres, more or less.
			Section 36: All, 640 acres, more or less.
			Section 37: All, 640 acres, more or less.
			Section 38: All, 640 acres, more or less.
			Section 45: All, 640 acres, more or less.
			Section 47: All, 640 acres, more or less.
			Section 48: All, 640 acres, more or less.
			Block 90, Public School Land Survey
			Section 1: All, 441 acres, more or less.
			Section 2: All, 684 acres, more or less.

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000145-00D	Joan Bybee, f/k/a Joan B. Hooper	Navigator Oil & Minerals, Inc.	Block 60, Public School Land Survey	9,445.00	25.71	December 8, 2004	85 Oil-Gas/ 971
			Section 20: All, 640 acres, more or less.
			Section 21: All, 640 acres, more or less.
			Section 26: All, 640 acres, more or less.
			Section 27: All, 640 acres, more or less.
			Section 32: All, 640 acres, more or less.
			Section 34: All, 640 acres, more or less.
			Section 35: All, 640 acres, more or less.
			Section 36: All, 640 acres, more or less.
			Section 37: All, 640 acres, more or less.
			Section 38: All, 640 acres, more or less.
			Section 45: All, 640 acres, more or less.
			Section 47: All, 640 acres, more or less.
			Section 48: All, 640 acres, more or less.
			Block 90, Public School Land Survey
			Section 1: All, 441 acres, more or less.
			Section 2: All, 684 acres, more or less.

42-109-000145-00E	Betty Verplank	Navigator Oil & Minerals, Inc.	Block 60, Public School Land Survey	9,445.00	25.71	December 8, 2004	85 Oil-Gas/ 966
			Section 20: All, 640 acres, more or less.
			Section 21: All, 640 acres, more or less.
			Section 26: All, 640 acres, more or less.
			Section 27: All, 640 acres, more or less.
			Section 32: All, 640 acres, more or less.
			Section 34: All, 640 acres, more or less.
			Section 35: All, 640 acres, more or less.
			Section 36: All, 640 acres, more or less.
			Section 37: All, 640 acres, more or less.
			Section 38: All, 640 acres, more or less.
			Section 45: All, 640 acres, more or less.
			Section 47: All, 640 acres, more or less.
			Section 48: All, 640 acres, more or less.
			Block 90, Public School Land Survey
			Section 1: All, 441 acres, more or less.
			Section 2: All, 684 acres, more or less.

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000145-00F	R.W. Bybee and Kanaly Trust Company, Independent Co-Executors of the Estate of Elizabeth Rachal Bybee, Deceased	Navigator Oil & Minerals, Inc.	Block 60, Public School Land Survey
Section 20: All, 640 acres, more or less.
Section 21: All, 640 acres, more or less.
Section 26: All, 640 acres, more or less.
Section 27: All, 640 acres, more or less.
Section 32: All, 640 acres, more or less.
Section 34: All, 640 acres, more or less.
Section 35: All, 640 acres, more or less.
Section 36: All, 640 acres, more or less.
Section 37: All, 640 acres, more or less.
Section 38: All, 640 acres, more or less.
Section 45: All, 640 acres, more or less.
Section 47: All, 640 acres, more or less.
Section 48: All, 640 acres, more or less.
Block 90, Public School Land Survey
Section 1: All, 441 acres, more or less.
			Section 2: All, 684 acres, more or less.	9,445.00	539.86	December 8, 2004	85 Oil-Gas/ 780

42-109-000145-00G	Jolesch Cerf Ranch, Ltd.	Navigator Oil & Minerals, Inc.	Block 60, Public School Land Survey
Section 20: All, 640 acres, more or less.
Section 21: All, 640 acres, more or less.
Section 26: All, 640 acres, more or less.
Section 27: All, 640 acres, more or less.
Section 32: All, 640 acres, more or less.
Section 34: All, 640 acres, more or less.
Section 35: All, 640 acres, more or less.
Section 36: All, 640 acres, more or less.
Section 37: All, 640 acres, more or less.
Section 38: All, 640 acres, more or less.
Section 45: All, 640 acres, more or less.
Section 47: All, 640 acres, more or less.
Section 48: All, 640 acres, more or less.
Block 90, Public School Land Survey
Section 1: All, 441 acres, more or less.
Section 2: All, 684 acres, more or less.
				9,445.00	1,850.94	December 21, 2004	85 Oil-Gas/ 762

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000146-00A	M.D. Abel Co.	Navigator Oil & Minerals, Inc.	Block 60, Public School Land Survey Section 20: All, 640 acres, more or less. Section 21: All, 640 acres, more or less. Section 34: All, 640 acres, more or less. Section 35: All, 640 acres, more or less. Section 36: All, 640 acres, more or less. Section 45: All, 640 acres, more or less. Section 47: All, 640 acres, more or less. Section 48: All, 640 acres, more or less. Block 90, Public School Land Survey Section 1: All, 441 acres, more or less. Section 2: All, 684 acres, more or less. Block 91, Public School Land Survey Section 17: S/2, 320 acres, more or less. Culberson County, Texas	6,571.58	657.16	December 3, 2004	85 Oil-Gas/ 757

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000148-00A	OXY USA WTP LP	Navigator Oil & Minerals, Inc.	Block 60, TWP. 7, T&P R.R. Co. Survey
Section 24: N/2, 298.00 acres, more or less
Block 91, Public School Land Survey
Section 12: E/2, 320.00 acres, more or less.
Section 16: E/2, 326.36 acres, more or less.
Section 17: E/2, 326.58 acres, more or less.
Section 20: NW/4,163.115 acres, more or less.
Section 22: E/2, 325.785 acres, more or less.
Section 23: E/2, 325.555 acres, more or less.
Block 60, Public School Land Survey
Section 8: W/2, 320 acres, more or less.
Section 16: SE/4, S/2NE/4, 240 acres, more or less
Section 17: E/2, 320 acres, more or less.
Section 18: E/2, 320 acres, more or less.
Block 89, Public School Land Survey
Section 2: W/2, 320 acres, more or less.
Section 3: W/2, 320 acres, more or less.
Section 10: E/2, 320 acres, more or less.
Section 11: E/2, 320 acres, more or less.
Section 22: W/2, 326.18 acres, more or less.
			Culberson County, Texas	4,891.58	1,875.0104	November 29, 2004	85 Oil-Gas/ 451

42-109-000151-000	State of Texas	Navigator Oil & Minerals, Inc.	Block 92, PSL Section 2: N/2NW/4 Culberson Co., Texas	80.00	80.0000	October 19, 2004	85 Oil-Gas/ 739

42-109-000152-000	State of Texas, by and through its Agents Walter C. Jones and Sandra Jones Smith	Navigator Oil & Minerals, Inc.	Block 92, PSL Section 5: S/2 Culberson Co., Texas	320.00	320.0000	December 13, 2004	85 Oil-Gas/ 937, 85 Oil-Gas/ 948

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000153-00A	Jo Beth Dozier	Navigator Oil & Minerals, Inc.	Block 92, Public School Land Survey	4,560.00	81.0300	December 23, 2004	86 Oil-Gas/ 1
			Section 3: N/2, 320 acres, more or less.
			Section 4: All, 640 acres, more or less.
			Section 9: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 15: All, 640 acres, more or less.
			Section 16: N/2, SW/4, S/2SE/4, 560 acres, more or less.
			Section 18: N/2, SE/4, 480 acres, more or less.
			Section 21: All, 640 acres, more or less.
			Culberson County, Texas

42-109-000153-00B	Rich Walter Barkley	Navigator Oil & Minerals, Inc.	Block 92, Public School Land Survey	4,560.00	81.0300	December 23, 2004	86 Oil-Gas/ 6
			Section 3: N/2, 320 acres, more or less.
			Section 4: All, 640 acres, more or less.
			Section 9: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 15: All, 640 acres, more or less.
			Section 16: N/2, SW/4, S/2SE/4, 560 acres, more or less.
			Section 18: N/2, SE/4, 480 acres, more or less.
			Section 21: All, 640 acres, more or less.
			Culberson County, Texas

42-109-000153-00C	William Patrick Cunningham	Navigator Oil & Minerals, Inc.	Block 92, Public School Land Survey	4,560.00	243.2000	January 13, 2005	86 Oil-Gas/ 341
			Section 3: N/2, 320 acres, more or less.
			Section 4: All, 640 acres, more or less.
			Section 9: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 15: All, 640 acres, more or less.
			Section 16: N/2, SW/4, S/2SE/4, 560 acres, more or less.
			Section 18: N/2, SE/4, 480 acres, more or less.
			Section 21: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000153-00D	Louis Burkhalter Barkley, III	Navigator Oil & Minerals, Inc.	Block 92, Public School Land Survey	4,560.00	81.0300	January 20, 2005	86 Oil-Gas/ 346
			Section 3: N/2, 320 acres, more or less.
			Section 4: All, 640 acres, more or less.
			Section 9: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 15: All, 640 acres, more or less.
			Section 16: N/2, SW/4, S/2SE/4, 560 acres, more or less.
			Section 18: N/2, SE/4, 480 acres, more or less.
			Section 21: All, 640 acres, more or less.
			Culberson County, Texas

42-109-000153-00E	Kristi Hulse Novak	Navigator Oil & Minerals, Inc.	Block 92, Public School Land Survey	4,560.00	76.0000	January 20, 2005	86 Oil-Gas/ 336
			Section 3: N/2, 320 acres, more or less.
			Section 4: All, 640 acres, more or less.
			Section 9: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 15: All, 640 acres, more or less.
			Section 16: N/2, SW/4, S/2SE/4, 560 acres, more or less.
			Section 18: N/2, SE/4, 480 acres, more or less.
			Section 21: All, 640 acres, more or less.
			Culberson County, Texas

42-109-000153-00F	Cheryl Hulse Murff	Navigator Oil & Minerals, Inc.	Block 92, Public School Land Survey	4,560.00	76.0000	January 20, 2005	86 Oil-Gas/ 326
			Section 3: N/2, 320 acres, more or less.
			Section 4: All, 640 acres, more or less.
			Section 9: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 15: All, 640 acres, more or less.
			Section 16: N/2, SW/4, S/2SE/4, 560 acres, more or less.
			Section 18: N/2, SE/4, 480 acres, more or less.
			Section 21: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000153-00G	Gerald Hamilton Lewis	Navigator Oil & Minerals, Inc.	Block 92, Public School Land Survey	4,560.00	109.4400	January 11, 2005	86 Oil-Gas/ 11
			Section 3: N/2, 320 acres, more or less.
			Section 4: All, 640 acres, more or less.
			Section 9: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 15: All, 640 acres, more or less.
			Section 16: N/2, SW/4, S/2SE/4, 560 acres, more or less.
			Section 18: N/2, SE/4, 480 acres, more or less.
			Section 21: All, 640 acres, more or less.
			Culberson County, Texas

42-109-000153-00H	Kimberly Hulse Davis	Navigator Oil & Minerals, Inc.	Block 92, Public School Land Survey	4,560.00	76.0000	January 20, 2005	86 Oil-Gas/ 331
			Section 3: N/2, 320 acres, more or less.
			Section 4: All, 640 acres, more or less.
			Section 9: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 15: All, 640 acres, more or less.
			Section 16: N/2, SW/4, S/2SE/4, 560 acres, more or less.
			Section 18: N/2, SE/4, 480 acres, more or less.
			Section 21: All, 640 acres, more or less.
			Culberson County, Texas

42-109-000153-00I	Elaine Lewis Hamlin, f/k/a Elaine Lewis Neal	Navigator Oil & Minerals, Inc.	Block 92, Public School Land Survey	4,560.00	109.4400	January 11, 2005
			Section 3: N/2, 320 acres, more or less.
			Section 4: All, 640 acres, more or less.
			Section 9: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 15: All, 640 acres, more or less.
			Section 16: N/2, SW/4, S/2SE/4, 560 acres, more or less.
			Section 18: N/2, SE/4, 480 acres, more or less.
			Section 21: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000153-00J	Carolyn Lewis Kyle	Navigator Oil & Minerals, Inc.	Block 92, Public School Land Survey	4,560.00	48.6100	January 11, 2005
			Section 3: N/2, 320 acres, more or less.
			Section 4: All, 640 acres, more or less.
			Section 9: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 15: All, 640 acres, more or less.
			Section 16: N/2, SW/4, S/2SE/4, 560 acres, more or less.
			Section 18: N/2, SE/4, 480 acres, more or less.
			Section 21: All, 640 acres, more or less.
			Culberson County, Texas

42-109-000153-00K	Teairl W. Lewis, Jr.	Navigator Oil & Minerals, Inc.	Block 92, Public School Land Survey	4,560.00	109.4400	January 11, 2005
			Section 3: N/2, 320 acres, more or less.
			Section 4: All, 640 acres, more or less.
			Section 9: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 15: All, 640 acres, more or less.
			Section 16: N/2, SW/4, S/2SE/4, 560 acres, more or less.
			Section 18: N/2, SE/4, 480 acres, more or less.
			Section 21: All, 640 acres, more or less.
			Culberson County, Texas

42-109-000154-00A	The Allar Company	Navigator Oil & Minerals, Inc.	Block 91, Public School Land Survey	3,200.00	400.0000	January 11, 2005	86 Oil-Gas/ 33
			Section 1: All, 640 acres, more or less.
			Section 2: All, 640 acres, more or less.
			Section 14: All, 640 acres, more or less.
			Section 15: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less.
			Culberson County, Texas

42-109-000155-00A	The Aliar Company	Navigator Oil & Minerals, Inc.	Block 92, Public School Land Survey	3,920.00	980.0000	January 11, 2005	86 Oil-Gas/ 25
			Section 3: N/2, 320 acres, more or less.
			Section 4: All, 640 acres, more or less.
			Section 9: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 16: N/2, SW/4, S/2SE/4, 560 acres, more or less.
			Section 18: N/2, SE/4,480 acres, more or less.
			Section 21: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000156-00A	The Allar Company	Navigator Oil & Minerals, Inc.	Block 60, Public School Land Survey	1,920.00	240.0000	January 11, 2005	86 Oil-Gas/29
			Section 6: All, 640 acres, more or less.
			Section 7: All, 640 acres, more or less.
			Section 19: All, 640 acres, more or less.
			Culberson County, Texas

42-109-000157-00A	The Allar Company	Navigator Oil & Minerals, Inc.	Block 59. T-6, T&P R.R. Co. Survey	1,807.75	451.9400	January 11, 2005	86 Oil-Gas/21
			Section 36: S/2, 369.50 acres, more or less.
			Section 36: S/2, 320 acres, more or less.
			Section 38: N/2, SE/4, 564 acres, more or less.
			Section 48: N/2, SE/4, 554.25 acres, more or less.
			Culberson County, Texas

42-109-000158-00A	The Allar Company	Navigator Oil & Minerals, Inc.	Block 58, T-6, T&P R.R. Co. Survey	160.00	40.0000	January 11, 2005	86 Oil-Gas/17
			Section 42: W/4, 160 acres, more or less.
			Culberson County, Texas

42-109-000159-000	The Allar Company	Navigator Oil & Minerals, Inc.	Block 103, Public School Land Survey	481.40	481.4000	January 11, 2005	86 Oil-Gas/37
			Section 25: N 3/4, 481.40 acres, more or less.
			Culberson County, Texas

42-109-000160-000	The PANSaM Trust	Navigator Oil & Minerals, Inc.	Block 92, PSL	320.00	320.0000	December 22, 2004	85 Oil-Gas/959
			Section 5: N/2 Culberson Co., Texas

42-109-000161-00A	Josephine Grisham Hall Renzulli, a widow	Navigator Oil & Minerals, Inc.	Block 91, Public School Land Survey	5,120.00	2,240.0000	February 1, 2005	86 Oil-Gas/320
	dealing in her sole and separate property		Section 1: All, 640 acres, more or less.
			Section 2: All, 640 acres, more or less.
			Section 14: All, 640 acres, more or less.
			Section 15: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less.
			Block 60, Public School Land Survey
			Section 6: All, 640 acres, more or less.
			Section 7: All, 640 acres, more or less.
			Section 19: All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000161-00B	Carol Grisham Hall Majzlin, individually	Navigator Oil & Minerals, Inc.	Block 91, Public School Land Survey	5,120.00	2,240.0000	February 1, 2005	86 Oil-Gas/314
	dealing in her sole and separate property		Section 1 : All, 640 acres, more or less.
			Section 2: All, 640 acres, more or less.
			Section 14: All, 640 acres, more or less.
			Section 15: All, 640 acres, more or less.
			Section 24: All, 640 acres, more or less.
			Block 60, Public School Land Survey
			Section 6: All, 640 acres, more or less.
			Section 7: All, 640 acres, more or less.
			Section 19: All, 640 acres, more or less.
			Culberson County, Texas

42-109-000162-00A	Bank of America, Trustee of the J. C. Hunter,	Navigator Oil & Minerals, Inc.	Block 92, Public School Land Survey	4,886.58	724.8200	January 20, 2005	86 Oil-Gas/840
	Jr. Trust u/w/o J.C. Hunter, Jr., Deceased		Section 3: N/2, 320 acres, more or less.
			Section 4: All, 640 acres, more or less.
			Section 9: All, 640 acres, more or less.
			Section 10: All, 640 acres, more or less.
			Section 15: All, 640 acres, more or less,
			Section 16: N/2, SW/4, S/2SE/4, 560 acres, more or less.
			Section 18: N/2, SE/4, 480 acres, more or less.
			Section 21: All, 640 acres, more or less.
			Block 91, Public School Land Survey
			Section 17: S/2, 326.58 acres, more or less.
			Culberson County, Texas

42-109-000163-000	Robert Parker, dealing in his sole and	Navigator Oil & Minerals, Inc.	Block 103, Public School Land Survey	640.00	640.0000	February 1, 2005	86 Oil-Gas/802
	separate property		Section 26: All, 640 acres, more or less.
			Culberson County, Texas

42-109-000164-00A	First Financial Trust & Asset Management	Navigator Oil & Minerals, Inc,	Block 60, Public School Land Survey	3,840.00	384.0000	January 27, 2005	86 Oil-Gas/290
	Company, N.A., Trustee of the Floyd C.		Section 20: All, 640 acres, more or less.
	Dodson, Jr. Grantor Trust, et al		Section 21: All, 640 acres, more or less.
			Section 32: All, 640 acres, more or less.
			Section 34: All, 640 acres, more or less.
			Section 35: All, 640 acres, more or less.
			Section 36; All, 640 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000165-00A	First Financial Trust & Asset Management	Navigator Oil & Minerals, Inc.	Block 60: Public School Land Survey	3,045.00	304.5000	January 27, 2005	86 Oil-Gas/302
	Company, N.A., Trustee of the Floyd C.		Section 45: All, 640 acres, more or less.
	Dodson, Jr. Grantor Trust, et al		Section 47: All, 640 acres, more or less.
			Section 48: All, 640 acres, more or less.
			Block 90, Public School Land Survey
			Section 1: All, 441acres, more or less.
			Section 2: All, 684 acres, more or less.
			Culberson County, Texas

42-109-000166-00A	Simon-Weiss Properties, LLC, as Agent for	Navigator Oil & Minerals, Inc.	Block 93, Public School Land Survey	6,335.09	242.9900	January 21, 2005
	the State of Texas		Section 1: All, 650.34 acres.
			Section 2: All, 650.70 acres.
			Section 3: All, 651.01 acres, more or less.
			Section 4: All, 651.35 acres, more or less.
			Section 5: All, 651.69 acres, more or less.
			Section 6; All, 652.03 acres, more or less.
			Section 7: All, 652.37 acres, more or less.
			Block 91, Public School Land Survey
			Section 4: All, 648.38 acres, more or less.
			Section 5: All, 647.22 acres, more or less.
			Section 6: S/2, NW/4, 480 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-aorr-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000166-00B	Lois Ruth Heffington, individually and as	Navigator Oil & Minerals, Inc.	Block 93, Public School Land Survey	6,335.09	184,4200	January 21, 2005
	Executrix of the Estate of Thomas James		Section 1: All, 650.34 acres.
	Heffington, Deceased, as Agent for the State		Section 2: All, 650.70 acres.
	of Texas		Section 3: All, 651.01 acres, more or less.
Section 4: All, 651.35 acres, more or less.
Section 5: All, 651.69 acres, more or less.
Section 6: All, 652.03 acres, more or less.
Section 7: All, 652.37 acres, more or less.
Block 91, Public School Land Survey
Section 4: All, 648.38 acres, more or less.
Section 5: All, 647.22 acres, more or less.
Section 6: S/2, NW/4, 480 acres, more or less.
Culberson County, Texas

42-109-000166-00C	Ann H. Haubegger, as Agent for the State of	Navigator Oil & Minerals, Inc.	Block 93, Public School Land Survey	6,335.09	184.4200	January 21, 2005
	Texas		Section 1: All, 650.34 acres.
Section 2: All, 650.70 acres.
Section 3: All, 651.01 acres, more or less.
Section 4: All, 651.35 acres, more or less.
Section 5: All, 651.69 acres, more or less.
Section 6: All, 652.03 acres, more or less.
Section 7: All, 652.37 acres, more or less.
Block 91, Public School Land Survey
Section 4: All, 648,38 acres, more or less.
Section 5: All, 647.22 acres, more or less.
Section 6: S/2, NW/4, 480 acres, more or less.
Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000166-00D	Maryanne Jackson Duffie, individually and as	Navigator Oil & Minerals, Inc.	Block 93, Public School Land Survey	6,335.09	97.1900	January 21, 2005
	Heir to the Estate of Nora Ethel H. Jackson,		Section 1: All, 650.34 acres.
	Deceased, as Agent for the State of Texas		Section 2: All, 650.70 acres.
			Section 3: All, 651.01 acres, more or less.
			Section 4: All, 651.35 acres, more or less.
			Section 5: All, 651.69 acres, more or less.
			Section 6: All, 652.03 acres, more or less.
			Section 7: All, 652.37 acres, more or less.
			Block 91, Public School Land Survey
			Section 4: All, 648.38 acres, more or less.
			Section 5: All, 647.22 acres, more or less.
			Section 6: S/2, NW/4, 480 acres, more or less.
			Culberson County, Texas

42-109-000166-00E	Mary Louise Bronner, Independent Executrix	Navigator Oil & Minerals, Inc.	Block 93, Public School Land Survey	6,335.09	242.9900	February 15, 2005
	of the Estate of Henry A. Bronner, Deceased.		Section 1: All, 650.34 acres.
			Section 2: All, 650.70 acres.
			Section 3: All, 651.01 acres, more or less.
			Section 4: All, 651.35 acres, more or less.
			Section 5: All, 651,69 acres, more or less.
			Section 6: All, 652.03 acres, more or less.
			Section 7: All, 652.37 acres, more or less.
			Block 91, Public School Land Survey
			Section 4: All, 648.38 acres, more or less.
			Section 5: All, 647.22 acres, more or less.
			Section 6: S/2, NW/4, 480 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000166-00F	A. Rutherford Jackson, a/k/a Alton R.	Navigator Oil & Minerals, Inc.	Block 93, Public School Land Survey	6,335.09	48.6000	February 1, 2005
	Jackson		Section 1: All, 650.34 acres.
			Section 2: All, 650.70 acres.
			Section 3: All, 651.01 acres, more or less.
			Section 4: All, 651.35 acres, more or less.
			Section 5: All, 651.69 acres, more or less.
			Section 6: All, 652,03 acres, more or less.
			Section 7: All, 652.37 acres, more or less.
			Block 91, Public School Land Survey
			Section 4: All, 648.38 acres, more or less.
			Section 5: All, 647.22 acres, more or less.
			Section 6: S/2, NW/4, 480 acres, more or less.
			Culberson County, Texas

42-109-000166-00G	Elizabeth Eldredge Smith, Heir to the Estate	Navigator Oil & Minerals, Inc.	Block 93, Public School Land Survey	6,335.09	97.1900	February 18, 2005
	of Fannie Jackson Eldredge, Deceased		Section 1: All, 650.34 acres.
			Section 2: All, 650.70 acres.
			Section 3: All, 651.01 acres, more or less.
			Section 4: All, 651.35 acres, more or less.
			Section 5: All, 651,69 acres, more or less.
			Section 6: All, 652.03 acres, more or less.
			Section 7: All, 652.37 acres, more or less.
			Block 91, Public School Land Survey
			Section 4: All, 648.38 acres, more or less.
			Section 5: All, 647,22 acres, more or less.
			Section 6: S/2, NW/4, 480 acres, more or less.
			Culberson County, Texas

4/1/2005
Trey-AOGL-AORR-Exhibits-050331

Exhibit “A”
Assignment dated 4/1/05
Trey Resources to Concho
Culberson Co., Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000168-00A	Mary Schneider, individually and as Heir to	Navigator Oil & Minerals, Inc.	Block 91, Public School Land Survey	326.58	40.8225	February 20, 2005	86 Oil-Gas/ 799
	the Estate of Cora McQueen, Deceased		Section 17: S/2, 326,58 acres, more or less.
			Culberson County, Texas

42-109-000168-00B	W.C. McQueen, individually and as Heir to	Navigator Oil & Minerals, Inc.	Block 91, Public School Land Survey	326.58	40.8225	February 20, 2005	86 Oil-Gas/ 796
	the Estate of Cora McQueen, Deceased		Section 17: S/2, 326.58 acres, more or less.
			Culberson County, Texas

42-109-000168-00C	First Financial Trust & Asset Management	Navigator Oil & Minerals, Inc.	Block 91, Public School Land Survey	326.58	32.6580	March 18, 2005
	Company, N.A., Trustee of the Floyd C.		Section 17: S/2, 326.53 acres, more or less.
	Dodson, Jr. Grantor Trust, et al		Culberson County, Texas

42-109-000169-00A	Mary T. Glasgow, Trustee of the Glasgow	Navigator Oil & Minerals, Inc.	Block 60, Public School Land Survey	640.00	106.6667	February 15, 2005	86 Oil-Gas/ 781
	Family Trust u/t/a dated August 4, 1998.		Section 26: All, 640 acres, more or less.
			Culberson County, Texas

42-109-000169-00B	Ollie Ann Backerby, Trustee of the OIlie Ann	Navigator Oil & Minerals, Inc.	Block 60, Public School Land Survey	640.00	106.6667	February 15, 2005	86 Oil-Gas/ 786
	Blackerby Trust u/t/a dated October 13,		Section 26: All, 640 acres, more or less.
	1993.		Culberson County, Texas

42-109-000169-00C	Cleo P. Campbell	Navigator Oil & Minerals, Inc.	Block 60, Public School Land Survey	640.00	106,6667	February 15, 2005	86 Oil-Gas/ 791
			Section 26: All, 640 acres, more or less.
			Culberson County, Texas

42-109-000171-00A	Jack E. Blake, et ux Carol Jo	Navigator Oil & Minerals, Inc.	Block 55, Public School Land Survey	120.00	30.0000	March 14, 2005
			Section 43: NW/4SW/4, E/2SW/4, 120 acres, more or less.
			Culberson County, Texas

42-389-000172-00A	Jack E. Blake, et ux Carol Jo	Navigator Oil & Minerals, Inc.	Block C-17, Public School Land Survey	555.00	17.5000	March 14, 2005
			Section 7: All, 555 acres, more or less.
			Reeves County, Texas

TOTAL NET ACRES					24,584.1568

4/1/2005
Trey-AOGL-aorr-Exhibits-050331

Exhibit “A”
Assignment of Oil Gas Leases dated April 1, 2005
From Trey Resources, Inc. to
Concho Resources, Inc.
Culberson County, Texas

							RECORDED
FILE NUMBER	GRANTOR	GRANTEE	DESCRIPTION	GROSS ACRES	NET ACRES	DATE	VOL. /PAGE
42-109-000170-00A	Jack E. Blake, et ux Carol Jo, as Agent for the	Trey Resources, Inc.	Block55,Public School Land Survey	320.50	160.2500	March 11, 2005
	State of Texas		Section 31: E/2, 320.50 acres, more or less.
			Culberson County, Texas

TOTAL NET ACRES					160.2500

4/1/2005
Trey-AOGL-AORR-Exhibits-050331